Exhibit 10.16

AMENDMENT NO. 1 TO THE DIGITAL ASSET MINER CO-LOCATION LICENSE

This Amendment No. 1 (this “Amendment”) is made and entered into as of May 15, 2025 (the “Effective Date”), by and between:

●	BV Power Alpha LLC, a Delaware limited liability company (“Licensor”), and

●	Blue Ridge Digital Mining LLC, a Delaware limited liability company (“Licensee”).

RECITALS

●	WHEREAS, Licensor and Licensee entered into that certain Digital Asset Miner Co-Location License dated as of September 27, 2022 (the “Agreement”), relating to certain co-location services and operations in Spartanburg County, South Carolina;

●	WHEREAS, the parties now desire to amend the Agreement in certain respects as set forth herein.

AGREEMENT

1.	Supersession of Provisions.

Effective as of the Effective Date, all provisions of the Agreement to the extent inconsistent with this Amendment are hereby superseded and shall be deemed amended by this Amendment.

2.	Assumption of Hosting Revenues.

Notwithstanding anything to the contrary in the Agreement, from and after the Effective Date, BV Power Alpha LLC shall assume and be entitled to receive all revenues derived from Blue Ridge Digital Mining LLC’s hosting agreement with Bitmain, and Licensee shall have no further right, title or interest in or to such revenues.

3.	Continued Force and Effect.

Except as expressly modified by this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

4.	Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of South Carolina, without regard to its conflict of law principles.

5.	Counterparts.

This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

BV POWER ALPHA LLC

By:	/s/ Jerry Tang
Name:	Jerry Tang
Title:	Authorized Signatory

BLUE RIDGE DIGITAL MINING LLC

By:	/s/ Jerry Tang
Name:	Jerry Tang
Title:	Authorized Signatory